                                                                               .
                                                                               .
                                                                               .


CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : FEBRUARY 2003

Beginning of the Month Principal Receivables :                                                                    27,758,078,698.35
                                                                                                                  ------------------
Beginning of the Month Finance Charge Receivables :                                                                  918,063,986.95
                                                                                                                  ------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                                  ------------------
Beginning of the Month Total Receivables :                                                                        28,676,142,685.30
                                                                                                                  ------------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                                  ------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                                  ------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                                  ------------------

Additional Principal Receivables :                                                                                   538,936,880.04
                                                                                                                  ------------------
Additional Finance Charge Receivables :                                                                                9,525,798.61
                                                                                                                  ------------------
Additional Total Receivables :                                                                                       548,462,678.65
                                                                                                                  ------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                                  ------------------

End of the Month Principal Receivables :                                                                          27,354,798,892.68
                                                                                                                  ------------------
End of the Month Finance Charge Receivables :                                                                        863,589,923.69
                                                                                                                  ------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                                  ------------------
End of the Month Total Receivables :                                                                              28,218,388,816.37
                                                                                                                  ------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                                  ------------------
Adjusted Invested Amount of all Master Trust Series                                                               23,761,905,588.82
                                                                                                                  ------------------

End of the Month Seller Percentage                                                                                           13.13%
                                                                                                                  ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : FEBRUARY 2003                                                                         ACCOUNTS         RECEIVABLES
                                                                                                       --------         -----------

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                                        380,995.00      459,291,044.18
                                                                                                   -------------  ------------------
      60 - 89 Days Delinquent                                                                        267,587.00      335,357,775.60
                                                                                                   -------------  ------------------
      90 + Days Delinquent                                                                           556,721.00      750,347,941.58
                                                                                                   -------------  ------------------

      Total 30 + Days Delinquent                                                                   1,205,303.00    1,544,996,761.36
                                                                                                   -------------  ------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              5.48%
                                                                                                                  ------------------

Defaulted Accounts During the Month                                                                  190,186.00      163,524,578.80
                                                                                                   -------------  ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          6.93%
                                                                                                                  ------------------


*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : FEBRUARY 2003                                                                        COLLECTIONS       PERCENTAGES
                                                                                                      -----------       -----------

Total Collections and Gross Payment Rate                                                         4,783,252,106.46            16.37%
                                                                                                 -----------------   ---------------

Collections of Principal Receivables and Principal Payment Rate                                  4,295,281,159.85            15.18%
                                                                                                 -----------------   ---------------

      Prior Month Billed Finance Charge and Fees                                                   367,735,709.81
                                                                                                 -----------------
      Amortized AMF Income                                                                          26,972,594.72
                                                                                                 -----------------
      Interchange Collected                                                                         46,618,276.08
                                                                                                 -----------------
      Recoveries of Charged Off Accounts                                                            44,804,540.44
                                                                                                 -----------------
      Collections of Discounted Receivables                                                                  0.00
                                                                                                 -----------------

Collections of Finance Charge Receivables and Annualized Yield                                     486,131,121.05            20.62%
                                                                                                 -----------------   ---------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : FEBRUARY 2003

Beginning Unamortized AMF Balance                                                                                    144,110,159.04
                                                                                                                     ---------------
+     AMF Slug for Added Accounts                                                                    1,771,251.95
                                                                                                 -----------------
+     AMF Collections                                                                               28,812,420.28
                                                                                                 -----------------
-     Amortized AMF Income                                                                          26,972,594.72
                                                                                                 -----------------
Ending Unamortized AMF Balance                                                                                       147,721,236.55
                                                                                                                     ---------------






                                            /s/ Tom Feil
                                            --------------------------------
                                            Tom Feil

                                            Director, Capital Markets




*FOR CALCULATION PURPOSES BEGINNING OF MONTH PRINCIPAL RECEIVABLES INCLUDES ADDITIONAL PRINCIPAL RECEIVABLES.


                                                                    Page 8 of 57